                              CONSENT OF KPMG LLP

                                                                    Exhibit 23.8

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Riverbed Technologies, Inc.

We consent to the use of our report included herein and to the reference to our Firm under the heading "Experts" in the prospectus.

                                        /s/ KPMG LLP

McLean, Virginia
March 16, 2000